Exhibit 4.(vi)
SEARS, ROEBUCK AND CO.
Hoffman Estates, Illinois

N	Date:	February 14, 2001
S	Total Number of Shares:
	Price per Share:	$38.65

Pursuant to action taken by Sears, Roebuck and Co. (the "Company") under the 2000 Employees Stock Plan (the "Plan"), you are hereby granted the option (herein called "this option") to purchase, at the price per share shown above, upon and subject to the provisions and conditions hereinafter set forth, the total number of common shares of the Company shown above, in three installments, each for one-third of said total number of shares, such installments to accrue, respectively, on the fourteenth day of February in each of the years 2002, 2003 and 2004.

You may exercise your right to purchase all or any of the shares included in any such installment on or after the date on which such installment accrues, but in any event not later than February 14, 2011 (the "Expiration Date"), by making payment in full for the shares which you so elect to purchase, at the price per share herein prescribed. Your payment may be made by check or by tendering common shares of the Company, or by means of a combination of a check and common shares of the Company, subject to the provisions set forth herein. Only whole common shares (and not fractional shares) of the Company may be tendered in payment of all or a portion of the purchase price, you must have owned any such shares tendered in payment for at least six months prior to the date of exercise and the certificate(s) for any such shares tendered in payment must be accompanied by duly executed instruments of transfer in a form acceptable to the Company. If all or part of the payment is in the form of common shares of the Company, such shares shall be valued at their fair market value on the date of exercise. The fair market value of common shares of the Company on the date of exercise shall be the mean (adjusted to the next higher full cent to eliminate any fractional cent) between the high and low prices per share for the Company's common shares as reported in a summary of composite transactions for stocks listed on the New York Stock Exchange on the date of exercise or, if the New York Stock Exchange is not open for trading on such date, the average of the means between the high and low prices per share for the Company's common shares, as so reported, on the nearest date before and the nearest date after such date on which the New York Stock Exchange is open for trading (adjusted to the next higher full cent to eliminate any fractional cent). The excess, if any, of the purchase price for the shares which you elect to purchase under this option over the fair market value of the shares, if any, which you tender in payment of the purchase price must be paid by check, made payable to "Sears, Roebuck and Co." Please submit your payment to:

Stock Option Office
Sears, Roebuck and Co.
Hoffman Estates, IL 60179
The exercise of this option shall be effective on the date when payment in full for the shares being purchased is actually received in the Stock Option Office; provided that no payment shall be accepted which is received in the Stock Option Office after the Expiration Date. You will receive a stock certificate representing the shares for which you have made payment, except that the Company shall not be obligated to deliver any stock certificates unless and until (i) there has been compliance with any federal or state laws or regulations or national securities exchange requirements which the Company may deem applicable; (ii) all legal matters in connection with the sale and delivery of the shares have been approved by the Company's counsel; and (iii) your check in payment for the shares has cleared.

You are also hereby granted additional installments to purchase common shares of the Company under this option on the terms set forth in this paragraph each time you elect to pay all or a portion of the purchase price upon any exercise of this option prior to February 14, 2008 by tendering common shares of the Company as set forth above. Such additional option rights permit you to purchase, in the aggregate, a number of shares equal to the number of shares so tendered in payment, at a price per share equal to the fair market value of a common share of the Company on the date of your exercise of this option (subject to a minimum price per share equal to the price per share specified for the purchase of shares under this option in respect of which such additional rights are granted). Such additional option rights shall be exercisable in three annual installments (with the first installment accruing one year from the date of exercise of this option, the number of shares subject to each of the first two installments being equal to one-third of the aggregate number of shares subject to such additional option rights (adjusted to the next lower number of whole shares to eliminate any fractional shares) and the number of shares subject to the third installment being equal to the aggregate number of shares subject to such additional option rights less the aggregate number of shares subject to the first two installments), shall expire on the Expiration Date set forth herein, and shall otherwise be on terms and conditions substantially similar to those set forth herein.

In addition, any gain related to any portion of this option exercised as set forth in the previous paragraph by paying the purchase price by tendering common shares of the Company, may be deferred in accordance with the terms of the Sears, Roebuck and Co. Deferred Compensation Plan.

Upon the occurrence from time to time prior to the Expiration Date of a Change of Control (as defined in Appendix A), notwithstanding any other provision of this option:

(i) Each installment of this option which has not theretofore accrued shall immediately accrue and become exercisable, provided however, that no installment of this option may be exercised until six months after the date of grant of this option.

(ii) During the sixty-day period from and after the Change of Control, you are hereby granted the right ("limited stock appreciation rights") to elect to surrender, in whole or in part, any exercisable option right which has accrued under this option and receive payment therefor, from the Company or one of its subsidiaries, in cash, with respect to each share subject to the surrendered option right in an amount equal to the excess of the fair market value of such share on the date of surrender over the option price. The fair market value of common shares of the Company on the date of surrender shall be the mean (adjusted to the next higher full cent to eliminate any fractional cent) between the high and low prices per share for the Company's common shares as reported in a summary of composite transactions for stocks listed on the New York Stock Exchange on the date the Stock Option Office receives the notice referred to below of your election to exercise such right or, if the New York Stock Exchange is not open for trading on such date, the average of the means between the high and low prices per share for the Company's common shares, as so reported, on the nearest date before and the nearest date after such date on which the New York Stock Exchange is open for trading (adjusted to the next higher full cent to eliminate any fractional cent). You may exercise such election by notifying the Stock Option Office, in writing, of the number of shares with respect to which you wish to exercise limited stock appreciation rights. Notification of your election must be received in the Stock Option Office no later than the end of the aforesaid sixty-day period and prior to the Expiration Date. In no event may any such election be made until six months after the date of grant of this option.

provided, however, that in the case of any installment of this option which has accrued, or a limited stock appreciation right which is exercisable, solely as a result of a Change of Control due to approval by the shareholders of the Company of a Business Combination (as defined in Appendix A), any exercise by you shall be conditioned upon, and deemed effective immediately prior to, consummation of the Business Combination (except that the fair market value of common shares of the Company shall continue to be determined, in accordance with the provisions set forth above, on the date the Stock Option Office receives the election to exercise all or any portion of such limited stock appreciation rights), and provided further, that notwithstanding the provisions of this paragraph, you may at any time exercise any option rights in accordance with the other provisions of this option.

This option will not be treated as an incentive stock option for federal income tax purposes. Therefore, under existing laws and regulations, the difference between the price paid for the shares purchased hereunder and the market value thereof on the date this option is exercised, or any amounts received in cash upon the exercise of limited stock appreciation rights or otherwise with respect to this option, will be subject to federal income tax at ordinary rates and to FICA tax and to their respective withholding requirements, and may be subject to state and local taxes and withholding requirements. The payment of all such federal, state and local taxes is your personal responsibility. However, the Company, at its discretion, may require you to deposit with it an amount equal to any required withholding. You may elect that all or any portion of any such withholding required to be deposited upon exercise of this option shall be satisfied by having the Company withhold a portion of the whole shares issuable pursuant to your exercise of this option, subject to the provisions set forth below. Such shares shall be valued at their fair market value on the date of exercise. In addition, if you are an officer of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), your election to have shares withheld to satisfy such tax withholding requirements may be subject to certain restrictions. Your Officers' Stock Manual will include a detailed explanation of these restrictions.

The Company reserves and shall have the right, by written notice to you, to change the provisions of this option in any manner that it may deem necessary or advisable to carry out the purpose of its grant as a result of any change in applicable laws or regulations or any future regulation, ruling or judicial decision; provided that any such change shall be applicable only to shares for which payment or limited stock appreciation rights elections shall not then have been made as herein provided.

If you cease to be employed by the Company or any of its subsidiaries (except in the event of retirement, permanent and total disability ("Disability") or death, as hereinafter provided), this option shall terminate as to the shares for which you shall not then have made payment or limited stock appreciation rights elections as aforesaid, except that within three months after the date you cease to be so employed, but in no event later than the Expiration Date, you may pay for and receive all or any of the shares comprising the installment or installments that shall have accrued at the date you cease to be so employed and for which you shall not then have made payment or limited stock appreciation rights elections as aforesaid. In the event of your normal retirement or, with Company approval, early retirement, you may, within five years of your retirement, but in no event later than the Expiration Date, pay for and receive such number of Company shares as is determined by multiplying the total number of Company common shares granted pursuant to this option by a fraction, the numerator of which is the number of calendar months which have elapsed from the date of grant of this option through the date of your termination of employment (rounded up to the nearest whole number, but in no event shall such numerator be greater than the denominator) and the denominator of which is the number of calendar months that have elapsed from the date of grant through the date on which this option is scheduled to vest ("Prorated Shares") and for which you shall not then have made payment or limited stock appreciation rights elections as aforesaid. In the event of your Disability or death, while employed by the Company or any of its subsidiaries, or during the period in which this option continues to be exercisable after termination of employment, you, or in the case of death, your legal representative (including any person designated in your will to have the right), may within five years after the date of your Disability or death, but in no event later than the Expiration Date, pay for and receive such number of shares that shall have continued to vest during such period; provided that in the event such Disability or death shall occur within twelve months of the date of grant of this option, you shall receive such number of Company shares as is determined by multiplying the total number of Company common shares granted pursuant to this option by a fraction, the numerator of which is the number of calendar months which have elapsed from the date of grant of this option through the date of your Disability or death (rounded up to the nearest whole number but in no event shall such numerator be greater than the denominator) and the denominator of which is 12 and for which you shall not then have made payment or limited stock appreciation rights elections as aforesaid. Any shares so received shall continue to vest in accordance with the terms of your option grant. In lieu, in whole or in part, of any such exercise of your option rights, you (or your legal representative as set forth above in the event of your death) may make elections with respect to any limited stock appreciation rights which were exercisable at the date you so ceased to be employed, or at the date of such Disability, normal retirement or, with Company approval, early retirement, or death, as the case may be, but in no event after the expiration of the aforesaid sixty-day period from and after a Change of Control or after the Expiration Date.

In the event that the Company (in connection with the disposition of all or a portion of the stock of any subsidiary of the Company, the sale of stock by any subsidiary or otherwise) no longer includes, or anticipates that it will no longer include, your employer in the Company's consolidated federal income tax return, the Company will terminate your rights under this option as to shares or rights not theretofore vested. Shares that have vested as of the date of such divestiture shall be subject to the standard termination provisions outlined in this document.

In the event of a stock dividend or stock split of issued common shares of the Company, the Company shall, and in the event of a combination or other reduction in the number of issued common shares of the Company, or spin-off or other distribution of any assets of the Company or any subsidiary or all or any portion of the interest of the Company in any subsidiary to the shareholders of the Company, the Company may, make such adjustments, if any, in the number of unpurchased shares subject to this option, the exercise price per share and the limited stock appreciation rights with respect thereto, as it may in good faith determine to be appropriate and equitable.

In the event of a merger, consolidation, reorganization, sale or exchange of substantially all assets, or dissolution of the Company (an "extraordinary corporate transaction"):

(i) your rights under this option shall terminate as to shares or rights not theretofore purchased or exercised except to the extent provided by the Company or in the terms of the merger, consolidation, reorganization, or plan for dissolution or sale or exchange of the assets;

(ii) appropriate and equitable provision shall be made, by the Company, in the terms of the merger, consolidation, reorganization or plan for dissolution or sale or exchange of the assets, or otherwise, with respect to your rights under this option; and

(iii) for purposes of the foregoing clause (ii), in the case of any extraordinary corporate transaction which is consummated six months or more after the date of grant of this option, such appropriate and equitable provision shall mean that either (a) appropriate and equitable provision shall be made for the continuation and adjustment of the rights under this option or (b) the Company shall be obligated to make adequate provision (including without limitation (1) to the extent required, obtaining any necessary approvals or consents by the shareholders, the Board of Directors or any committee of the Board of Directors of the Company or any governmental authority, and (2) if you are subject to Section 16(b) of the Exchange Act, such action as may be required to assure that any amounts received by you are not subject to recovery pursuant to Section 16(b)) to assure that either (x) each installment of this option shall have accrued and been exercisable for such period of time prior to consummation of such extraordinary corporate transaction so as to afford you a reasonable opportunity prior to such consummation during which you may elect to exercise any of your rights under each installment of this option, or (y) upon consummation of such extraordinary corporate transaction, you shall receive an amount, in cash, with respect to each share subject to this option (whether or not the right to purchase such share has then accrued) and for which you have not then made payment or limited stock appreciation rights elections as aforesaid, at least equal to the excess of the fair market value of such share, on the date of such extraordinary corporate transaction, over the option price. The fair market value of common shares of the Company on the date of an extraordinary corporate transaction shall be the simple arithmetic average of the mean (adjusted to the next higher cent to eliminate any fractional cent) between the high and low prices for the Company's common shares, as reported in a summary of composite transactions for stocks listed on the New York Stock Exchange, for each of the most recent ten days preceding such date for which there were such reported transactions.

This option and the limited stock appreciation rights provided for herein shall be exercisable during your lifetime only by you or your guardian or legal representative and may not be sold, transferred (other than under terms specified herein), pledged or otherwise assigned by you, expressly or by operation of law, except in the event of your death, and then only to the extent and subject to the provisions and conditions herein set forth. Any attempted sale, transfer, pledge or other disposition thereof by you shall be void and shall constitute valid grounds for cancellation of this option and the limited stock appreciation rights provided for herein by the Company.

You may transfer this option or a portion hereof in accordance with the terms and conditions described in Appendix B. As described in Appendix B, upon the transfer of any portion of this option, certain features of this option become null and void as to the transferred portion.

You are also prohibited from selling your option shares if you are in possession of "confidential, material, non-public information" about Sears or its affiliated companies.

This option is granted for the purpose of affording selected key employees an opportunity to acquire a proprietary interest in the Company through stock ownership. However, any shares purchased pursuant hereto will be your sole property, and the Company recognizes that you may find it necessary to sell all or part of such shares for various reasons.

This option and the limited stock appreciation rights provided for herein shall be of no force or effect and no rights hereunder shall exist after the Expiration Date.

Sears, Roebuck and Co.

ALAN J. LACY
Chairman and Chief Executive Officer

Appendix A
Certain Definitions

A "Change of Control" shall mean:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13 (d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"] (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding common shares of the Company (the "Outstanding Company Common Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (ii) any acquisition by the Company or any of its subsidiaries; (iii) any acquisition by any employee benefit plan (or any related trust) sponsored or maintained by the Company of any of its subsidiaries; or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of (c) below are satisfied; or

(b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Board") (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Approval by the shareholders of the Company of a "Business Combination", which shall mean a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding common shares of the corporation resulting from such reorganization, merger of consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Shares and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any of its subsidiaries, any employee benefit plan (or related trust) sponsored or maintained by the Company, any of its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding common shares of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation: or

(d) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more then 60% of, respectively, the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Shares and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any of its subsidiaries, and any employee benefit plan (or related trust) sponsored or maintained by the Company, any of its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

For purposes of the foregoing definition of "Change of Control", a "subsidiary" of the Company shall mean any corporation in which the Company, directly or indirectly, holds a majority of the voting power of such corporation's outstanding shares of capital stock.

Appendix B

Stock Option Transferability Feature

The terms and conditions of the transferability feature of this option are as follows:

(1) Only vested options may be transferred.

(2) The whole option or any portion of at least 1,000 optioned shares hereof may be transferred. However, the transferor may only make five transfers of any one option.

(3) The transferor can transfer only to (a) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law of the transferor, including any person so related to the transferor by legal adoption ("Immediate Family Members"), (b) any person sharing your household (other than a tenant), (c) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (d) a partnership or limited liability company in which Immediate Family Members are the only partners or members, as the case may be.

(4) If the transferor dies before the transferee exercises the option, the transferor's estate will be liable for applicable taxes.

(5) Upon exercise of the transferred option (or portion thereof), delivery of shares by the Company to the transferee is contingent on the payment of all applicable tax withholding by or on behalf of the transferor.

(6) Upon the transfer of all or any portion of this option, the following features of the option will become null and void as they relate to the transferred portion: (a) the right to subsequent transfers, (b) the right to additional grants by paying the purchase price with previously-owned shares (i.e. the reload feature), (c) the deferral of gains from the exercise of the option pursuant to the terms of the Sears, Roebuck and Co. Deferred Compensation Plan, and (d) the right to have shares withheld from the option exercise to cover tax withholding (i.e., tax withholding rights).

Sears, Roebuck and Co. may modify, amend, suspend, or terminate this feature at any time.

SEARS, ROEBUCK AND CO.
Hoffman Estates, Illinois

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933

October, 2001

Senior Executive Option Grant Supplement

The options granted under the Sears, Roebuck and Co. (the "Company") 2000 Employees Stock Plan (the "Plan") on October 10, ("the option") to purchase common shares of the Company at $37.94 per share and subject to the provisions and conditions hereinafter set forth. The shares subject to this option will become available for purchase in three installments, each for one-third of said total number of shares, such installments to accrue, respectively, on the tenth day of October in each of the years 2002, 2003 and 2004.

You may exercise your right to purchase all or any of the shares included in any such installment on or after the date on which such installment accrues, but in any event not later than February 14, 2011 (the "Expiration Date"), by making payment in full for the shares which you so elect to purchase, at the price per share herein prescribed.

Your payment may be made by check or by tendering common shares of the Company, or by means of a combination of a check and common shares of the Company, subject to the provisions set forth herein. Only whole common shares (and not fractional shares) of the Company may be tendered in payment of all or a portion of the purchase price, you must have owned any such shares tendered in payment for at least six months prior to the date of exercise and the certificate(s) for any such shares tendered in payment must be accompanied by duly executed instruments of transfer in a form acceptable to the Company. If all or part of the payment is in the form of common shares of the Company, such shares shall be valued at their fair market value on the date of exercise. The fair market value of common shares of the Company on the date of exercise shall be the mean (adjusted to the next higher full cent to eliminate any fractional cent) between the high and low prices per share for the Company's common shares as reported in a summary of composite transactions for stocks listed on the New York Stock Exchange on the date of exercise or, if the New York Stock Exchange is not open for trading on such date, the average of the means between the high and low prices per share for the Company's common shares, as so reported, on the nearest date before and the nearest date after such date on which the New York Stock Exchange is open for trading (adjusted to the next higher full cent to eliminate any fractional cent). The excess, if any, of the purchase price for the shares which you elect to purchase under this option over the fair market value of the shares, if any, which you tender in payment of the purchase price must be paid by check, made payable to "Salomon Smith Barney."

The exercise of this option shall be effective on the date when payment in full for the shares being purchased is actually received by Salomon Smith Barney; provided that no payment shall be accepted which is received by Salomon Smith Barney after the close of trading on the Expiration Date. The Company shall not be obligated to deliver any stock certificates unless and until (i) there has been compliance with any federal or state laws or regulations or national securities exchange requirements which the Company may deem applicable; (ii) all legal matters in connection with the sale and delivery of the shares have been approved by the Company's counsel; and (iii) your check in payment for the shares has cleared.

You are also hereby granted additional installments to purchase common shares of the Company under this option on the terms set forth in this paragraph each time you elect to pay all or a portion of the purchase price upon any exercise of this option prior to October 10, 2008 by tendering common shares of the Company as set forth above. Such additional option rights permit you to purchase, in the aggregate, a number of shares equal to the number of shares so tendered in payment, at a price per share equal to the fair market value of a common share of the Company on the date of your exercise of this option (subject to a minimum price per share equal to the price per share specified for the purchase of shares under this option in respect of which such additional rights are granted). Such additional option rights shall be exercisable in three annual installments (with the first installment accruing one year from the date of exercise of this option, the number of shares subject to each of the first two installments being equal to one-third of the aggregate number of shares subject to such additional option rights (adjusted to the next lower number of whole shares to eliminate any fractional shares) and the number of shares subject to the third installment being equal to the aggregate number of shares subject to such additional option rights less the aggregate number of shares subject to the first two installments), shall expire on the Expiration Date set forth herein, and shall otherwise be on terms and conditions substantially similar to those set forth herein.

In addition, any gain related to any portion of this option exercised as set forth in the previous paragraph by paying the purchase price by tendering common shares of the Company, may be deferred in accordance with the terms of the Sears, Roebuck and Co. Deferred Compensation Plan.

Upon the occurrence from time to time prior to the Expiration Date of a Change of Control (as defined in Appendix A), notwithstanding any other provision of this option:

(i) Each installment of this option which has not theretofore accrued shall immediately accrue and become exercisable, provided however, that no installment of this option may be exercised until six months after the date of grant of this option.

(ii) During the sixty-day period from and after the Change of Control, you are hereby granted the right ("limited stock appreciation rights") to elect to surrender, in whole or in part, any exercisable option right which has accrued under this option and receive payment therefor, from the Company or one of its subsidiaries, in cash, with respect to each share subject to the surrendered option right in an amount equal to the excess of the fair market value of such share on the date of surrender over the option price. The fair market value of common shares of the Company on the date of surrender shall be the mean (adjusted to the next higher full cent to eliminate any fractional cent) between the high and low prices per share for the Company's common shares as reported in a summary of composite transactions for stocks listed on the New York Stock Exchange on the date the Stock Option Office receives the notice referred to below of your election to exercise such right or, if the New York Stock Exchange is not open for trading on such date, the average of the means between the high and low prices per share for the Company's common shares, as so reported, on the nearest date before and the nearest date after such date on which the New York Stock Exchange is open for trading (adjusted to the next higher full cent to eliminate any fractional cent). You may exercise such election by notifying the Stock Option Office, in writing, of the number of shares with respect to which you wish to exercise limited stock appreciation rights. Notification of your election must be received in the Stock Option Office no later than the end of the aforesaid sixty-day period and prior to the Expiration Date. In no event may any such election be made until six months after the date of grant of this option.

provided, however, that in the case of any installment of this option which has accrued, or a limited stock appreciation right which is exercisable, solely as a result of a Change of Control due to approval by the shareholders of the Company of a Business Combination (as defined in Appendix A), any exercise by you shall be conditioned upon, and deemed effective immediately prior to, consummation of the Business Combination (except that the fair market value of common shares of the Company shall continue to be determined, in accordance with the provisions set forth above, on the date the Stock Option Office receives the election to exercise all or any portion of such limited stock appreciation rights), and provided further, that notwithstanding the provisions of this paragraph, you may at any time exercise any option rights in accordance with the other provisions of this option.

This option will not be treated as an incentive stock option for federal income tax purposes. Therefore, under existing laws and regulations, the difference between the price paid for the shares purchased hereunder and the market value thereof on the date this option is exercised, or any amounts received in cash upon the exercise of limited stock appreciation rights or otherwise with respect to this option, will be subject to federal income tax at ordinary rates and to FICA tax and to their respective withholding requirements, and may be subject to state and local taxes and withholding requirements. The payment of all such federal, state and local taxes is your personal responsibility. However, the Company, at its discretion, may require you to deposit with it an amount equal to any required withholding. You may elect that all or any portion of any such withholding required to be deposited upon exercise of this option shall be satisfied by having the Company withhold a portion of the whole shares issuable pursuant to your exercise of this option, subject to the provisions set forth below. Such shares shall be valued at their fair market value on the date of exercise. In addition, if you are an officer of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), your election to have shares withheld to satisfy such tax withholding requirements may be subject to certain restrictions. Your Officers' Stock Manual will include a detailed explanation of these restrictions.

The Company reserves and shall have the right, by written notice to you, to change the provisions of this option in any manner that it may deem necessary or advisable to carry out the purpose of its grant as a result of any change in applicable laws or regulations or any future regulation, ruling or judicial decision; provided that any such change shall be applicable only to shares for which payment or limited stock appreciation rights elections shall not then have been made as herein provided.

If you cease to be employed by the Company or any of its subsidiaries (except in the event of retirement, permanent and total disability ("Disability") or death, as hereinafter provided), this option shall terminate as to the shares for which you shall not then have made payment or limited stock appreciation rights elections as aforesaid, except that within three months after the date you cease to be so employed, but in no event later than the Expiration Date, you may pay for and receive all or any of the shares comprising the installment or installments that shall have accrued at the date you cease to be so employed and for which you shall not then have made payment or limited stock appreciation rights elections as aforesaid.

In the event of your normal retirement or, with Company approval, early retirement, you may, within five years of your retirement, but in no event later than the Expiration Date, pay for and receive such number of Company shares as is determined by multiplying the total number of Company common shares granted pursuant to this option by a fraction, the numerator of which is the number of calendar months which have elapsed from the date of grant of this option through the date of your termination of employment (rounded up to the nearest whole number, but in no event shall such numerator be greater than the denominator) and the denominator of which is the number of calendar months that have elapsed from the date of grant through the date on which this option is scheduled to vest ("Prorated Shares") and for which you shall not then have made payment or limited stock appreciation rights elections as aforesaid. In the event of your Disability or death, while employed by the Company or any of its subsidiaries, or during the period in which this option continues to be exercisable after termination of employment, you, or in the case of death, your legal representative (including any person designated in your will to have the right), may within five years after the date of your Disability or death, but in no event later than the Expiration Date, pay for and receive such number of shares that shall have continued to vest during such period; provided that in the event such Disability or death shall occur within twelve months of the date of grant of this option, you shall receive such number of Company shares as is determined by multiplying the total number of Company common shares granted pursuant to this option by a fraction, the numerator of which is the number of calendar months which have elapsed from the date of grant of this option through the date of your Disability or death (rounded up to the nearest whole number but in no event shall such numerator be greater than the denominator) and the denominator of which is 12 and for which you shall not then have made payment or limited stock appreciation rights elections as aforesaid. Any shares received under this paragraph shall continue to vest in accordance with the terms of your option grant. In lieu, in whole or in part, of any such exercise of your option rights, you (or your legal representative as set forth above in the event of your death) may make elections with respect to any limited stock appreciation rights which were exercisable at the date you so ceased to be employed, or at the date of such Disability, normal retirement or, with Company approval, early retirement, or death, as the case may be, but in no event after the expiration of the aforesaid sixty-day period from and after a Change of Control or after the Expiration Date.

In the event that the Company (in connection with the disposition of all or a portion of the stock of any subsidiary of the Company, the sale of stock by any subsidiary or otherwise) no longer includes, or anticipates that it will no longer include, your employer in the Company's consolidated federal income tax return, the Company will terminate your rights under this option as to shares or rights not theretofore vested. Shares that have vested as of the date of such divestiture shall be subject to the standard termination provisions outlined in this document.

In the event of a stock dividend or stock split of issued common shares of the Company, the Company shall, and in the event of a combination or other reduction in the number of issued common shares of the Company, or spin-off or other distribution of any assets of the Company or any subsidiary or all or any portion of the interest of the Company in any subsidiary to the shareholders of the Company, the Company may, make such adjustments, if any, in the number of unpurchased shares subject to this option, the exercise price per share and the limited stock appreciation rights with respect thereto, as it may in good faith determine to be appropriate and equitable.

In the event of a merger, consolidation, reorganization, sale or exchange of substantially all assets, or dissolution of the Company (an "extraordinary corporate transaction"):

(i) your rights under this option shall terminate as to shares or rights not theretofore purchased or exercised except to the extent provided by the Company or in the terms of the merger, consolidation, reorganization, or plan for dissolution or sale or exchange of the assets;

(ii) appropriate and equitable provision shall be made, by the Company, in the terms of the merger, consolidation, reorganization or plan for dissolution or sale or exchange of the assets, or otherwise, with respect to your rights under this option; and

(iii) for purposes of the foregoing clause (ii), in the case of any extraordinary corporate transaction which is consummated six months or more after the date of grant of this option, such appropriate and equitable provision shall mean that either (a) appropriate and equitable provision shall be made for the continuation and adjustment of the rights under this option or (b) the Company shall be obligated to make adequate provision (including without limitation (1) to the extent required, obtaining any necessary approvals or consents by the shareholders, the Board of Directors or any committee of the Board of Directors of the Company or any governmental authority, and (2) if you are subject to Section 16(b) of the Exchange Act, such action as may be required to assure that any amounts received by you are not subject to recovery pursuant to Section 16(b)) to assure that either (x) each installment of this option shall have accrued and been exercisable for such period of time prior to consummation of such extraordinary corporate transaction so as to afford you a reasonable opportunity prior to such consummation during which you may elect to exercise any of your rights under each installment of this option, or (y) upon consummation of such extraordinary corporate transaction, you shall receive an amount, in cash, with respect to each share subject to this option (whether or not the right to purchase such share has then accrued) and for which you have not then made payment or limited stock appreciation rights elections as aforesaid, at least equal to the excess of the fair market value of such share, on the date of such extraordinary corporate transaction, over the option price. The fair market value of common shares of the Company on the date of an extraordinary corporate transaction shall be the simple arithmetic average of the mean (adjusted to the next higher cent to eliminate any fractional cent) between the high and low prices for the Company's common shares, as reported in a summary of composite transactions for stocks listed on the New York Stock Exchange, for each of the most recent ten days preceding such date for which there were such reported transactions.

This option and the limited stock appreciation rights provided for herein shall be exercisable during your lifetime only by you or your guardian or legal representative and may not be sold, transferred (other than under terms specified herein), pledged or otherwise assigned by you, expressly or by operation of law, except in the event of your death, and then only to the extent and subject to the provisions and conditions herein set forth. Any attempted sale, transfer, pledge or other disposition thereof by you shall be void and shall constitute valid grounds for cancellation of this option and the limited stock appreciation rights provided for herein by the Company.

You may transfer this option or a portion hereof in accordance with the terms and conditions described in Appendix B. As described in Appendix B, upon the transfer of any portion of this option, certain features of this option become null and void as to the transferred portion.

You are also prohibited from selling your option shares if you are in possession of "confidential, material, non-public information" about Sears or its affiliated companies.

This option is granted for the purpose of affording selected key employees an opportunity to acquire a proprietary interest in the Company through stock ownership. However, any shares purchased pursuant hereto will be your sole property, and the Company recognizes that you may find it necessary to sell all or part of such shares for various reasons.

This option and the limited stock appreciation rights provided for herein shall be of no force or effect and no rights hereunder shall exist after the Expiration Date.

Appendix A
Certain Definitions

A "Change of Control" shall mean:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13 (d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"] (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding common shares of the Company (the "Outstanding Company Common Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (ii) any acquisition by the Company or any of its subsidiaries; (iii) any acquisition by any employee benefit plan (or any related trust) sponsored or maintained by the Company of any of its subsidiaries; or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of (c) below are satisfied; or

(b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Board") (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Approval by the shareholders of the Company of a "Business Combination", which shall mean a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding common shares of the corporation resulting from such reorganization, merger of consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Shares and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any of its subsidiaries, any employee benefit plan (or related trust) sponsored or maintained by the Company, any of its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding common shares of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation: or

(d) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more then 60% of, respectively, the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Shares and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any of its subsidiaries, and any employee benefit plan (or related trust) sponsored or maintained by the Company, any of its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

For purposes of the foregoing definition of "Change of Control", a "subsidiary" of the Company shall mean any corporation in which the Company, directly or indirectly, holds a majority of the voting power of such corporation's outstanding shares of capital stock.

Appendix B

Stock Option Transferability Feature

The terms and conditions of the transferability feature of this option are as follows:

(1) Only vested options may be transferred.

(2) The whole option or any portion of at least 1,000 optioned shares hereof may be transferred. However, the transferor may only make five transfers of any one option.

(3) The transferor can transfer only to (a) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law of the transferor, including any person so related to the transferor by legal adoption ("Immediate Family Members"), (b) any person sharing your household (other than a tenant), (c) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (d) a partnership or limited liability company in which Immediate Family Members are the only partners or members, as the case may be.

(4) If the transferor dies before the transferee exercises the option, the transferor's estate will be liable for applicable taxes.

(5) Upon exercise of the transferred option (or portion thereof), delivery of shares by the Company to the transferee is contingent on the payment of all applicable tax withholding by or on behalf of the transferor.

(6) Upon the transfer of all or any portion of this option, the following features of the option will become null and void as they relate to the transferred portion: (a) the right to subsequent transfers, (b) the right to additional grants by paying the purchase price with previously-owned shares (i.e. the reload feature), (c) the deferral of gains from the exercise of the option pursuant to the terms of the Sears, Roebuck and Co. Deferred Compensation Plan, and (d) the right to have shares withheld from the option exercise to cover tax withholding (i.e., tax withholding rights).

Sears, Roebuck and Co. may modify, amend, suspend, or terminate this feature at any time.

  STOCK OPTION GRANT

The full terms of your stock option grant are described in the attached Option Grant Supplement. The 2000 Employee Stock Plan Prospectus is available on the Sears intranet under the HR Index quick link . If you prefer a hard copy, please call (847) 286-6685. We have provided selected information in this certificate for your convenience.

You may exercise your vested stock options by contacting Salomon Smith Barney's Executive Services Team at (877)295-2028. You may also log on to the Sears Financial BenefitsWeb site at www.88sears.com to view your account, use stock option calculators, download forms, and review a glossary of common stock plan terms, plan highlights and the Insider Trading policy.

If any of the events listed below occur before your options vest, then the time available for exercise will be reduced, your options will only vest to the extent noted below and any remaining unvested options will terminate. If any occur after your options vest, then the time available for exercise will be reduced as follows:

  Retirement : In the event of your normal or company-approved early retirement , a portion of your previously unvested options will continue to vest according to the normal vesting schedule. The =number of shares that will continue to vest will be determined for each installment as follows:

Original number granted but not vested on date of event x	# of calendar months from grant date through the date of the event* # of calendar months from the grant date until regularly scheduled vesting
*rounded up to the nearest whole number, but the numerator can not be larger than the denominator

You will have up to 5 years after your retirement to purchase any of the shares that vested before your retirement, as well as the portion that vest following your retirement as described above.

Disability or Death: In the event of your permanent and total disability or death while employed by Sears (or in the 3 months following a termination during which your options remain exercisable), then you or your legal representative will have 5 years from the date of your disability or death to exercise your vested options.

  If your disability or death occurs more than 12 months from the grant date, all of your options will continue to vest according to the normal schedule.
  If your disability or death occurs within 12 months of the grant date, a portion of your unvested shares will continue to vest according to the normal vesting schedule. The new number of shares will be determined for each installment as follows:

Original number granted but not vested on date of event x	# of calendar months from grant date through the date of event* 12

*rounded up to the nearest whole number, but the numerator can not be larger than the denominator

  Termination: If your employment with Sears ceases for any other reason, then you will have 3 months from the date your employment ceases to exercise any options that were vested as of the date your employment ceased. If Sears disposes of all or part of a Sears subsidiary for which you work, you may be deemed to have been terminated.
None of these events increases your time for exercise. Your options are never exercisable after their expiration date.

The difference between the market value of the shares you receive on exercise and the exercise price you pay will be subject to federal income tax at normal rates, employment tax, and any other state and local taxes. Any distributions to you are subject to withholding of these taxes. Unless Sears specifies otherwise, you may satisfy the withholding obligations by cash payment or surrender of shares to which you are entitled under this grant. In addition, if you are an officer of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), your election to have shares withheld to satisfy such tax withholding requirements may be subject to certain restrictions. Your Officers' Stock Manual will include a detailed explanation of these restrictions.

Your Option Grant Supplement and the 2000 Employee Stock Plan Prospectus include additional provisions that may affect your rights under this option, including provisions relating to amendments to your award, to any change in control of Sears or other extraordinary corporate transaction, and to similar matters.